Exhibit 99.1

Corporate Headquarters

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

877.826.BLUE

PRESS RELEASE

For Immediate Release

Bluerock Residential Growth REIT Announces Suspension of Series B Redeemable Preferred Stock Redemptions, Series T Redeemable Preferred Stock Redemptions and Warrant Exercises

New York, NY – September 13, 2022 - Bluerock Residential Growth REIT, Inc. (NYSE American: BRG) (“BRG” or the “Company”) today announced that, in connection with its previously announced acquisition (the “Merger”) by affiliates of Blackstone Real Estate, which, subject to the satisfaction or waiver of the remaining closing conditions in the merger agreement, is expected to close on or about October 6, 2022, BRG will:

•	suspend voluntary redemptions of shares of Series B Redeemable Preferred Stock of the Company by the holders thereof from the close of business on September 23, 2022,

•	suspend voluntary redemptions of shares of Series T Redeemable Preferred Stock of the Company by the holders thereof from the close of business on September 23, 2022, and

•	suspend exercises of warrants to purchase shares of common stock of the Company (“Company Warrants”) from the close of business on September 23, 2022 until after the closing of the Merger.

The suspension of the voluntary redemption of the Series B Redeemable Preferred Stock, voluntary redemptions of Series T Redeemable Preferred Stock and exercises of the Company Warrants is required by the Depositary in order to enable an accurate count of securities and to facilitate payment of the amounts due to the holders of the Series B Redeemable Preferred Stock, Series T Redeemable Preferred Stock and the Company’s common stock in connection with the Merger and to determine those holders of the Company’s common stock entitled to receive shares of common stock of Bluerock Homes Trust, Inc. (“BHM”) in the proposed spin-off of the Company’s single-family rental business to its common shareholders (the “Spin-Off” or the “Distribution”, and together with the Merger, the “Transactions”).

Any voluntary redemptions of Series B Redeemable Preferred Stock or Series T Redeemable Preferred Stock prior to the close of business on September 23, 2022 will be paid in cash in accordance with the standard redemption schedule. Any Company Warrant exercises submitted prior to the close of business on September 23, 2022 will be processed in accordance with the standard exercise schedule.

What Happens to the Series B Redeemable Preferred Stock as a result of the Transactions?

Effective as of the closing of the Merger, the Series B Redeemable Preferred Stock will be redeemed in cash for a redemption price equal to $1,000.00 (i.e., full Stated Value), plus an amount equal to all accrued and unpaid dividends to and including the redemption date, without interest, per share of Series B Redeemable Preferred Stock.

What Happens to the Series T Redeemable Preferred Stock as a result of the Transactions?

Effective as of the closing of the Merger, the Series T Redeemable Preferred Stock will be redeemed in cash for a redemption price equal to $25.00 (i.e., full Stated Value), plus an amount equal to all accrued and unpaid dividends to and including the redemption date, without interest, per share of Series T Redeemable Preferred Stock.

What Happens to the Warrants?

Company Warrants that are not exercised prior to their expiration will not be entitled to receive any consideration in connection with the Transactions. In order to implement the Spin-Off, the Depositary of the Company Warrants requires that exercises of Company Warrants be suspended from September 23, 2022 until after the closing of the Merger. Any Company Warrants not exercised prior to the close of business on September 23, 2022 will not be entitled to receive any common stock of BHM in the Spin-Off. The holder of any unexpired Company Warrant that exercises such Company Warrant after the closing of the Merger will only be entitled to receive a cash payment equal to the merger consideration of $24.25 per share less the exercise price.

Additional Information

Holders are urged to consult with their financial advisors as to the best and preferred course of action with regard to the Transactions. More information on the Merger is available in the Company’s definitive proxy statement filed on March 11, 2022 and the supplements thereto, and more information on BHM is available in its registration statement on Form 10 filed on August 31, 2022 and any amendments or supplements thereto, which are available at www.sec.gov.

Information related to Company Warrants, including issue date, expiration date, forms, and the per share exercise price can all be found on the Company’s public website at: https://bluerockresidential.com/investors/series-b-preferred-stock-and-warrants/.

Impacted CUSIP numbers are listed in Annex A.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “estimate” and similar words or expressions, including the negative version of such words and expressions. These forward-looking statements are based upon the Company’s present expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve uncertainty that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Investors should not place undue reliance upon these forward-looking statements. Although the Company believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in these forward-looking statements due to numerous factors. Factors that could have a material adverse effect on our operations, future prospects, the proposed Merger and the proposed separation of the Company’s single-family residential real estate business from the Company’s multi-family residential real estate business (the “Separation”) and the Distribution include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to satisfy any of the conditions to the completion of the Merger, the Separation or the Distribution; the risks that the market does not value BHM shares at net asset value; the failure to recognize the potential benefits of the Separation and the Distribution due to, among other reasons, BHM’s lack of liquidity, small market size or inability to grow and expand revenues and earnings following the Distribution; shareholder litigation in connection with the Merger, the Separation or the Distribution, which may affect the timing or occurrence of the Merger, the Separation or the Distribution or result in significant costs of defense, indemnification and liability; the effect of the announcement of the Merger and the Separation and the Distribution on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the Merger and the Separation and the Distribution; the ability to meet expectations regarding the timing and completion of the Merger and the Separation and the Distribution; the possibility that any opinions, consents or approvals required in connection with the Separation and the Distribution will not be received or obtained in the expected time frame, on the expected terms or at all; and significant transaction costs, fees, expenses and charges. There can be no assurance that the Merger, the Separation, the Distribution or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. There can be no assurance as to the impact of COVID-19 and other potential future outbreaks of infectious diseases on the Company’s or BHM’s financial condition, results of operations, cash flows and performance and those of their respective tenants as well as on the economy and real estate and financial markets, which may impact the timing or occurrence of the Merger, the Separation or the Distribution. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2022, its Quarterly Reports on Form 10-Q and other filings by the Company with the SEC. Any forward-looking statement speaks only as of the date on which it is made, and the Company assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company claims the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

About Bluerock Residential Growth REIT, Inc.

Bluerock Residential Growth REIT, Inc. (NYSE American: BRG) is a real estate investment trust that focuses on developing and acquiring a diversified portfolio of institutional-quality highly amenitized live/work/play apartment communities in demographically attractive knowledge economy growth markets to appeal to the renter by choice. The Company’s objective is to generate value through off-market/relationship-based transactions and, at the asset level, through value-add improvements to properties and to operations. BRG has elected to be taxed as a real estate investment trust (REIT) for U.S. federal income tax purposes.

For more information, please visit our website at: www.bluerockresidential.com.

ANNEX A

Series B Redeemable Preferred Stock:

Issuance Date	CUSIP	Issuance Date	CUSIP
12/29/17	09627P 843	1/11/19	09627U 206
1/12/18	09627P 835	1/25/19	09627U 305
1/26/18	09627P 827	2/8/19	09627U 404
2/9/18	09627P 819	2/22/19	09627U 503
2/23/18	09627P 793	3/8/19	09627U 602
3/9/18	09627P 785	3/22/19	09627U 701
3/23/18	09627P 777	4/12/19	09627U 800
4/13/18	09627P 769	4/26/19	09627U 883
4/27/18	09627P 751	5/10/19	09627U 875
5/11/18	09627P 744	5/24/19	09627U 867
5/25/18	09627P 736	6/7/19	09627U 859
6/8/18	09627P 728	6/21/19	09627U 842
6/22/18	09627P 710	7/12/19	09627U 834
7/13/18	09627P 694	7/26/19	09627U 826
7/27/18	09627P 686	8/9/19	09627U 818
8/10/18	09627P 678	8/23/19	09627U 792
8/24/18	09627P 660	9/6/19	09627U 784
9/7/18	09627P 652	9/20/19	09627U 776
9/21/18	09627P 645	10/11/19	09627U 768
10/5/18	09627P 637	10/25/19	09627U 750
10/19/18	09627P 629	11/8/19	09627U 743
11/2/18	09627P 611	11/22/19	09627U 735
11/16/18	09627P 595	12/6/19	09627U 727
12/7/18	09627P 587	12/20/19	09627U 719
12/21/18	09627P 579

Series T Preferred Stock:

Issuance Date	CUSIP	Issuance Date	CUSIP
11/19/21	09630J735	11/20/20	09627U446
11/5/21	09630J743	11/6/20	09627U453
10/22/21	09630J750	10/23/20	09627U461
10/8/21	09630J768	10/9/20	09627U479
9/17/21	09630J776	9/18/20	09627U487
9/3/21	09630J784	9/4/20	09627U495
8/20/21	09630J792	8/21/20	09627U511
8/6/21	09630J818	8/7/20	09627U529
7/23/21	09630J826	7/24/20	09627U537
7/9/21	09630J834	7/10/20	09627U545
6/18/21	09630J842	6/19/20	09627U552
6/4/21	09630J859	6/5/20	09627U560
5/21/21	09630J867	5/22/20	09627U578
5/7/21	09630J875	5/8/20	09627U586
4/23/21	09630J883	4/17/20	09627U594
4/9/21	09630J800	4/3/20	09627U610
3/19/21	09630J701	3/20/20	09627U628
3/5/21	09630J602	3/6/20	09627U636
2/19/21	09630J503	2/21/20	09627U644
2/5/21	09630J404	2/7/20	09627U651
1/22/21	09630J305	1/24/20	09627U669
1/8/21	09630J206	1/10/20	09627U677
12/18/20	09627U420	12/20/19	09627U685
12/4/20	09627U438	12/6/19	09627U693

Warrants:

Issuance Date	CUSIP	Issuance Date	CUSIP
9/21/2018	09627P439	5/24/2019	09627U214
10/5/2018	09627P447	6/7/2019	09627U222
10/19/2018	09627P454	6/21/2019	09627U230
11/2/2018	09627P462	7/12/2019	09627U248
11/16/2018	09627P470	7/26/2019	09627U255
12/7/2018	09627P488	8/9/2019	09627U263
12/21/2018	09627P496	8/23/2019	09627U271
1/11/2019	09627U115	9/6/2019	09627U289
1/25/2019	09627U123	9/20/2019	09627U297
2/8/2019	09627U131	10/11/2019	09627U313
2/22/2019	09627U149	10/25/2019	09627U321
3/8/2019	09627U156	11/8/2019	09627U339
3/22/2019	09627U164	11/22/2019	09627U347
4/12/2019	09627U172	12/6/2019	09627U354
4/26/2019	09627U180	12/20/2019	09627U362
5/10/2019	09627U198